Exhibit 10.22

EXECUTION VERSION

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into on May 24, 2012, by and among SPECTRUM BRANDS, INC., a Delaware corporation (“Spectrum”), DB ONLINE, LLC, a Hawaii limited liability company (“DB Online”), ROV HOLDING, INC., a Delaware corporation (“ROV Holding”), ROVCAL, INC., a Wisconsin corporation (“ROVCAL”), SCHULTZ COMPANY, a Missouri corporation (“Schultz”), SPECTRUM NEPTUNE US HOLDCO CORPORATION, a Delaware corporation (“Spectrum Neptune”), TETRA HOLDING (US), INC., a Delaware corporation (“Tetra Holding”), UNITED INDUSTRIES CORPORATION, a Delaware corporation (“United Industries”), UNITED PET GROUP, INC., a Delaware corporation (“United Pet”), SEED RESOURCES, L.L.C., a Michigan limited liability company (“Seed Resources”), APN HOLDING COMPANY, INC., a Delaware corporation (“APN”), APPLICA AMERICAS, INC., a Delaware corporation (“Applica Americas”), APPLICA CONSUMER PRODUCTS, INC., a Florida corporation (“Consumer Products”), APPLICA MEXICO HOLDINGS, INC., a Delaware corporation (“Applica Mexico”), HP DELAWARE, INC., a Delaware corporation (“HP Delaware”), HPG LLC, a Delaware limited liability company (“HPG”), SALTON HOLDINGS, INC., a Delaware corporation (“Salton”), and TOASTMASTER INC., a Missouri corporation (“Toastmaster”; Spectrum, DB Online, ROV Holding, ROVCAL, Schultz, Spectrum Neptune, Tetra Holding, United Industries, United Pet, Seed Resources, APN, Applica Americas, Consumer Products, Applica Mexico, HP Delaware, HPG, Salton, and Toastmaster are collectively referred to herein as “Borrowers” and, each individually, as a “Borrower”), SB/RH HOLDINGS, LLC, a Delaware limited liability company (“Guarantor”; Borrowers and Guarantor are collectively referred to herein as “Obligors” and, each individually, as an “Obligor”), BANK OF AMERICA, N.A., a national banking association, in its capacity as collateral agent and administrative agent (together with its successors in such capacities, “Administrative Agent”) for the financial institutions (collectively, the “Lenders”) party from time to time to the Loan Agreement (as defined below), and the Lenders.
Recitals:
Administrative Agent, the Lenders, and Obligors are parties to that certain Loan and Security Agreement dated as of June 16, 2010 (as at any time amended, modified, restated or supplemented, the “Loan Agreement”), pursuant to which Administrative Agent and the Lenders have made extensions of credit and other financial accommodations available to Borrowers.
Obligors have requested that Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), in its capacity as sole lead arranger, obtain approval from the Lenders to certain amendments to the Loan Agreement. Subject to the terms and conditions set forth in this Amendment, Administrative Agent and the Lenders are willing to amend the Loan Agreement.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto hereby agree as follows:
1.    Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.
2.    Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

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(a)    By adding the following new definitions of “Fourth Amendment Effective Date,” “Permitted Additional Unsecured Debt Condition,” “Specified Acquisition,” “Specified Acquisition Conditions,” “Specified Acquisition Subsidiary” and “Specified Acquisition Subsidiary Joinder Conditions” to Section 1.1 of the Loan Agreement in the appropriate alphabetical order:
Fourth Amendment Effective Date: May 24, 2012.
Permitted Additional Unsecured Debt Condition: means, with respect to each incurrence of additional Debt pursuant to Section 10.2.1(y), each of the following conditions:
(i)     no Default or Event of Default shall have occurred and be continuing at the time of and after giving effect to the incurrence of such additional Debt;
(ii)    such additional Debt shall be unsecured;
(iii)    both before and immediately after giving effect to the incurrence of such additional Debt, Spectrum and its consolidated Subsidiaries shall have a Fixed Charge Coverage Ratio (calculated in accordance with the Senior Secured Notes Indenture as in effect on the Fourth Amendment Effective Date) of at least 2.0 to 1.0 for the four (4) Fiscal Quarter period ended immediately prior to the date of such incurrence of additional Debt (and giving pro forma effect thereto) for which financial statements required under Section 10.1.2(a) or 10.1.2(b) have been delivered; and
(iv)     if such additional Debt matures on or prior to the Revolver Termination Date, Borrowers shall as promptly as practicable upon the incurrence thereof disclose such Debt to Administrative Agent and Administrative Agent shall establish an Availability Reserve at least 60 days prior to the maturity of such Debt in such amount as Administrative Agent deems appropriate in its discretion; provided, that no Availability Reserve shall be established with respect to the first $75,000,000 of aggregate principal amount of additional Debt incurred under this clause (iv) and the first proviso of clause (iv) of the definition of Permitted Additional Debt Condition.
Specified Acquisition: means the Acquisition of the Equity Interests in a Specified Acquisition Subsidiary or the Acquisition of assets by a Specified Acquisition Subsidiary, which Acquisition is (i) financed, in whole or in part, by Debt that does not constitute an Obligation and that is incurred by the Specified Acquisition Subsidiary from a third party, which Debt may be secured by the assets of the Specified Acquisition Subsidiary (but not by any Collateral of any Obligor), and (ii) consummated in accordance with the Specified Acquisition Conditions.
Specified Acquisition Conditions: means, with respect to an Acquisition pursuant to which a Specified Acquisition Subsidiary has or incurs Debt permitted by Section 10.2.1(z), each of the following conditions:
(i)     Borrowers shall have obtained an agreement with respect to the Term Loan Documents permitting Specified Acquisitions substantially in accordance with the terms hereof;

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(ii)    each of the conditions required for a Permitted Acquisition shall be satisfied;
(iii)     the assets of the Specified Acquisition Subsidiary (A) shall be excluded from the Borrowing Base and (B) shall not be co-mingled with any Collateral;
(iv)     no Specified Acquisition Subsidiary shall be an Obligor hereunder;
(v)     Administrative Agent shall have reviewed all security documents (and all documents which encumber the assets of the Specified Acquisition Subsidiary) in connection with each Specified Acquisition to confirm that no Lien on any Collateral would arise therefrom; and
(vi)     the total outstanding amount of Debt owing to any Person that is incurred in connection with all Specified Acquisitions shall not at any time exceed $50,000,000;
provided, that (a) Obligors shall be permitted to join any Specified Acquisition Subsidiary as an Obligor hereunder and assets of such Specified Acquisition Subsidiary may be included in the Borrowing Base upon satisfaction of each Specified Acquisition Subsidiary Joinder Condition and (b) Obligors shall join any Specified Acquisition Subsidiary as an Obligor hereunder in accordance with the Specified Acquisition Subsidiary Joinder Conditions if such Specified Acquisition Subsidiary is or at any time becomes designated as a “Restricted Subsidiary” under the Senior Term Loan Documents, the Senior Secured Notes Documents, the new Indenture relating to $300,000,000 in 6.75% unsecured notes of Spectrum due March 15, 2020, or any restatements or replacements of any of the foregoing, and, thereafter, in each case with respect to clauses (a) and (b) of this proviso, such Specified Acquisition Subsidiary shall cease to be a Specified Acquisition Subsidiary.
Specified Acquisition Subsidiary: means any Subsidiary formed or acquired in connection with a Specified Acquisition.
Specified Acquisition Subsidiary Joinder Conditions: means, with respect to the joinder of any Specified Acquisition Subsidiary as an Obligor hereunder, satisfaction of each of the following conditions:
(i)    Obligors shall notify Administrative Agent that such Specified Acquisition Subsidiary shall become an Obligor hereunder;
(ii)    such Specified Acquisition Subsidiary shall comply with the applicable provisions of Section 10.1.9 and the other Security Documents;
(iii)    Administrative Agent, for the benefit of the Secured Parties, shall have obtained a perfected first priority security interest (subject only to Permitted Liens) in the Collateral of such Specified Acquisition Subsidiary;
(iv)    Administrative Agent shall have completed a field examination and

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appraisal of the assets of such Specified Acquisition Subsidiary and the results thereof shall be satisfactory to Administrative Agent in all respects; and
(v)    no Default or Event of Default would be created by the joinder of such Specified Acquisition Subsidiary as a Borrower or Guarantor hereunder, unless such Default or Event of Default is waived by Administrative Agent in its discretion.
(b)    By deleting the definitions of “Applicable Margin,” “Borrowing Base Certificate Trigger Event,” “Borrowing Base Certificate Trigger Event Deactivation Date,” “Cash Dominion Amount,” “Co-Documentation Agent,” “Financial Covenant Trigger Event,” “Fixed Charges,” “Maximum Increase Amount,” “Revolver Termination Date” and “Senior Term Loan Debt” set forth in Section 1.1 of the Loan Agreement and by substituting in lieu thereof the following new definitions:
Applicable Margin: a percentage equal to the amount set forth in the pricing grid below based on Average Availability; provided, that the Applicable Margin shall be increased or (if no Event of Default exists) decreased on a quarterly basis from and after the Fourth Amendment Effective Date according to Average Availability for the immediately preceding Fiscal Quarter (expressed as a percentage of the lesser of the Average Revolver Commitments or the Average Formula Amount) as follows:

Level	Average Availability as a Percentage of the Average Revolver Commitments / Average Formula Amount	Base Rate Loans	LIBOR Loans
I	> 66.67%	0.005	0.015
II	> 33.33 < 66.67%	0.0075	0.0175
III	< 33.33%	0.01	0.02

Until the first day of the calendar month following Administrative Agent’s receipt of the first Borrowing Base Certificate delivered after the end of the Fiscal Quarter ending on September 30, 2012, margins shall be determined as if Level II were applicable. Thereafter, the margins shall be subject to increase or decrease upon receipt by Administrative Agent of the first Borrowing Base Certificate after the end of each Fiscal Quarter, which change shall be effective on the first day of the calendar month following receipt. If the first Borrowing Base Certificate that is required to be delivered following the end of any Fiscal Quarter has not been delivered by the date required under this Agreement, then, at the option of Administrative Agent or Required Lenders, the margins shall be determined as if Level III were applicable, from the due date thereof until the first day of the calendar month following actual receipt.
Borrowing Base Certificate Trigger Event: any date on which Availability is less than the greater of (i) 12.5% of the lesser of (A) the Formula Amount on such date and (B) the aggregate Revolver Commitments on such date, and (ii) $35,000,000.

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Borrowing Base Certificate Trigger Event Deactivation Date: following the occurrence of a Borrowing Base Certificate Trigger Event, the date on which (a) Availability calculated for each day during the immediately preceding consecutive 60-day period is equal to or greater than the greater of (i) 12.5% of the lesser of (A) the Formula Amount on such date and (B) the aggregate Revolver Commitments, and (ii) $35,000,000, (b) no Default or Event of Default exists, and (c) Availability on such date is equal to or greater than the greater of (i) 12.5% of the lesser of (A) the Formula Amount on such date and (B) the aggregate Revolver Commitments, and (ii) $35,000,000.
Cash Dominion Amount: on any date of determination, the greater of (a) 10% of the lesser of (i) the Formula Amount and (ii) the aggregate Revolver Commitments on such date, and (b) $35,000,000.
Co-Documentation Agent: each of SunTrust Bank and BMO Harris Bank, N.A., and, as of the Fourth Amendment Effective Date, Regions Bank.
Financial Covenant Trigger Event: any date on which Availability is less than the greater of (i) 10% of the lesser of (A) the Formula Amount on such date and (B) the aggregate Revolver Commitments on such date, and (ii) $30,000,000.
Fixed Charges: for any period, the sum of Consolidated Interest Expense (other than payment-in-kind), scheduled principal payments made or required to be made on Borrowed Money, and Distributions made (other than a Distribution made by a subsidiary to a Borrower); provided, however, that Fixed Charges shall not include fees and expenses incurred in connection with refinancing transactions of Permitted Debt, including closing and underwriting fees, legal fees and expenses, prepayment fees and commissions, and any write-offs of unamortized original issue discount or write-offs of unamortized debt issuance costs, in each case, to the extent such fees or expenses are either non-cash charges or are financed with proceeds of the Debt being incurred.
Maximum Increase Amount: an amount equal to $100,000,000.
Revolver Termination Date: the earlier of (i) 45 days prior to the maturity date of the Senior Term Loan Debt and (ii) five (5) years from the Fourth Amendment Effective Date.
Senior Term Loan Debt: the Debt incurred by Spectrum under the Senior Term Loan Documents in the aggregate principal amount not to exceed $750,000,000; plus any increase in such principal amount in an amount not to exceed on any date $250,000,000 minus the aggregate amount of all repayments and prepayments of the principal of the obligations under the Senior Term Loan Agreement (other than prepayments or repayments of such obligations in connection with a refinancing thereof); plus interest, fees, premiums, costs, expenses, indemnities and other amounts in accordance with the Senior Term Loan Documents and the Intercreditor Agreements.
(c)    By deleting the reference to “Section 10.2.15” in clause (a)(i) of the definition of “Permitted Acquisition” in Section 1.1 of the Loan Agreement and by substituting in lieu thereof “Section 10.2.20.”

(d)    By deleting clause (b) of the definition of “Permitted Acquisition” in Section 1.1 of the Loan

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Agreement and by substituting in lieu thereof the following new clause (b):

(b)    Obligors shall comply, and shall cause the acquired Person to comply, with the applicable provisions of Section 10.1.9 and the other Security Documents, unless such Person is a Specified Acquisition Subsidiary;

(e)     By deleting the reference to “17.5%” in clause (c) of the definition of “Permitted Acquisition” in Section 1.1 of the Loan Agreement and by substituting in lieu thereof “15%.”

(f)    By deleting clause (d)(ii) of the definition of “Permitted Acquisition” in Section 1.1 of the Loan Agreement and by substituting in lieu thereof the following new clause (d)(ii):

(ii) on the date of such Acquisition, after giving pro forma effect to such Acquisition, and for each day during the 45-day period immediately preceding such Acquisition (and after giving pro forma effect to such Acquisition), Borrowers have Availability of greater than or equal to the greater of (A) 30% of the lesser of (1) the Formula Amount and (2) the aggregate amount of the Revolver Commitments and (B) $75,000,000; and
(g)    By deleting clause (iv) of the definition of “Permitted Additional Debt Condition” in Section 1.1 of the Loan Agreement and by substituting in lieu thereof the following new clause (iv):
(iv)    the maturity date of such additional Debt shall be a date not sooner than six (6) months after the Revolver Termination Date; provided, that after the Fourth Amendment Effective Date, Obligors may incur up to $75,000,000 of additional Debt without satisfying the maturity date requirement set forth in this clause (iv) so long as Obligors have disclosed such Debt to Administrative Agent and Administrative Agent shall have established an Availability Reserve at least 60 days prior to the maturity of such Debt in such amount as Administrative Agent deems appropriate in its discretion; provided, further, that no Availability Reserve shall be established with respect to the first $75,000,000 of aggregate additional Debt incurred under the first proviso of this clause (iv) and clause (iv) of the definition of Permitted Additional Unsecured Debt Condition; and
(h)    By deleting the reference to “17.5%” in clause (a)(ii) of the definition of “Permitted Debt Prepayment” in Section 1.1 of the Loan Agreement and by substituting in lieu thereof “15%.”
(i)    By deleting the word “either” at the end of the introductory clause of the definition of “Permitted Debt Prepayment” in Section 1.1 of the Loan Agreement and by substituting in lieu thereof the words “any of”; and by deleting clause (b) of the definition of “Permitted Debt Prepayment” in Section 1.1 of the Loan Agreement and by substituting in lieu thereof the following new clauses (b) and (c):
(b)    on the date of such prepayment, after giving pro forma effect to such prepayment, and for each day during the 45-day period immediately preceding such prepayment (and after giving pro forma effect to such prepayment), Borrowers have Availability of greater than or equal to the greater of (A) 30% of the lesser of (1) the Formula Amount and (2) the aggregate amount of the Revolver Commitments and (B) $75,000,000; or
(c)     on the date of such prepayment, after giving pro forma effect to such prepayment, (1) the applicable Obligor making such payment is Solvent and (2) the aggregate

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principal amount of Debt prepaid under this clause (c), when combined with the aggregate principal amount of Distributions made pursuant to clause (c) of the definition of “Permitted Distribution” in Section 1.1 hereof, shall not exceed $15,000,000 during any period of 12 consecutive months or $40,000,000 during the term of this Agreement.
(j)    By deleting the word “either” at the end of the introductory clause of the definition of “Permitted Distribution” in Section 1.1 of the Loan Agreement and by substituting in lieu thereof the words “any of”; and by deleting clause (b) of the definition of “Permitted Distribution” in Section 1.1 of the Loan Agreement and by substituting in lieu thereof the following new clauses (b) and (c):
(b)    on the date of such Distribution, after giving pro forma effect to such Distribution, and for each day during the 45-day period immediately preceding such Distribution (and after giving pro forma effect to such Distribution), Borrowers have Availability of greater than or equal to the greater of (A) 35% of the lesser of (1) the Formula Amount and (2) the aggregate amount of the Revolver Commitments and (B) $100,000,000; or
(c)    (1) such Distribution does not violate Applicable Law, (2) on the date of such Distribution, after giving pro forma effect to such Distribution, the applicable Obligor making such Distribution is Solvent (and Spectrum or any Subsidiary that made upstream Distributions to such Obligor to facilitate the payment of such Permitted Distribution each is Solvent) and (3) the aggregate principal amount of Distributions under this clause (c), when combined with the aggregate principal amount of Debt prepayments made pursuant to clause (c) of the definition of “Permitted Debt Prepayment” in Section 1.1 hereof, shall not exceed $15,000,000 during any period of 12 consecutive months or $40,000,000 during the term of this Agreement.
(k)    By deleting clause (g) of the definition of “Restricted Investment” set forth in Section 1.1 of the Loan Agreement and by substituting in lieu thereof the following new clause (g):
(g)    loans or advances made by any Borrower to any Subsidiary and made by any Subsidiary to Holdings, any Borrower or any other Subsidiary; provided that (i) such loans and advances (A) shall be unsecured and (B) if such loans or advances are owed by any Obligor, shall be subordinated to the Obligations pursuant to a subordination agreement reasonably satisfactory to Administrative Agent and (ii) the amount of such loans and advances made by Obligors to Subsidiaries that are not Obligors shall be subject to the limitation set forth in clause (b) of this definition;
(l)     By deleting the reference to “0.375%” in clause (i) of Section 3.2.1 (Unused Line Fee) of the Loan Agreement and by substituting in lieu thereof “0.25%”; and by deleting the reference to “0.50%” in clause (ii) of Section 3.2.1 of the Loan Agreement and substituting in lieu thereof “0.375%.”
(m)    By deleting the first sentence of clause (b) of Section 10.1.1 of the Loan Agreement in its entirety and by substituting in lieu thereof the following new first sentence of clause (b):
(b)    Reimburse Administrative Agent for all charges, costs and expenses of Administrative Agent in connection with (i) examinations of any Obligor’s books and records or any other financial or Collateral matters as Administrative Agent deems appropriate, up to one (1) time per Loan Year, unless Availability is less than 35% of the lesser of (A) the Formula Amount and (B) the aggregate Revolver Commitments, then up

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to two (2) times per Loan Year; and (ii) appraisals of Inventory up to one (1) time per Loan Year, unless Availability is less than 35% of the lesser of (A) the Formula Amount and (B) the aggregate Revolver Commitments, then up to two (2) times per Loan Year; provided that Administrative Agent shall provide Borrower Agent with a reasonably detailed accounting of all such charges, costs and expenses; provided, further, that Administrative Agent may conduct as many appraisals and field examinations at the expense of Obligors as it deems reasonable during an Event of Default.

(n)    By adding the following new sentence at the end of Section 10.1.9 of the Loan Agreement:

Notwithstanding the foregoing, Obligors shall not be required to cause any Specified Acquisition Subsidiary to become a Borrower or Guarantor hereunder except as otherwise required under the definition of “Specified Acquisition Conditions.”

(o)    By deleting clause (e) of Section 10.2.1 of the Loan Agreement in its entirety and by substituting in lieu thereof the following new clause (e):

(e)    Intercompany Loans of Borrowers and Subsidiaries to the extent permitted by Section 10.2.5 so long as, if such loans or advances are owed by any Obligor, such Debt is subordinated to the Obligations pursuant to a subordination agreement satisfactory to Administrative Agent;

(p)    By deleting the reference to “$40,000,000” in the proviso at the end of clause (f) of Section 10.2.1 of the Loan Agreement and by substituting in lieu thereof “$75,000,000.”

(q)    By deleting the reference to “$40,000,000” in clause (g) of Section 10.2.1 of the Loan Agreement and by substituting in lieu thereof “$75,000,000.”

(r)    By deleting the references to “$75,000,000” in clause (i) of Section 10.2.1 of the Loan Agreement and by substituting in lieu thereof in each instance “$100,000,000.”

(s)    By deleting the reference to “$50,000,000” in clause (w) of Section 10.2.1 of the Loan Agreement and by substituting in lieu thereof “$75,000,000.”

(t)    By deleting the word “and” at the end of Section 10.2.1(w) of the Loan Agreement, by deleting the period at the end of Section 10.2.1(x) of the Loan Agreement and by substituting in lieu thereof a semicolon, and by adding the following new clauses (y) and (z) to Section 10.2.1 of the Loan Agreement, as follows:

(y)    Other Debt of any Obligor or any Subsidiary so long as each Permitted Additional Unsecured Debt Condition is satisfied in connection with the incurrence of such Debt; and

(z)    Debt incurred by a Specified Acquisition Subsidiary in connection with a Specified Acquisition, provided that each Specified Acquisition Condition is satisfied in connection with the incurrence of such Debt.

(u)    By deleting the reference to “$50,000,000” in clause (v) of Section 10.2.2 of the Loan Agreement and by substituting in lieu thereof “$75,000,000.”

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(v)     By deleting the word “and” at the end of Section 10.2.2(v) of the Loan Agreement, by deleting the period at the end of Section 10.2.2(w) of the Loan Agreement and by substituting in lieu thereof a semicolon and the word “and,” and by adding the following new clause (x) to Section 10.2.2 of the Loan Agreement, as follows:

(x)    Liens securing Debt that Subsidiaries are permitted to incur under Section 10.2.1(z) of this Agreement.

(w)    By deleting Schedule 1.1(a) to the Loan Agreement and by substituting in lieu thereof Schedule 1.1(a) attached hereto.

3.    Ratification and Reaffirmation. Each Obligor hereby ratifies and reaffirms the Obligations, the Loan Agreement, each of the other Loan Documents to which such Obligor is a party and all of such Obligor’s covenants, duties, indebtedness and liabilities under the Loan Agreement and the other Loan Documents to which such Obligor is a party.
4.    Acknowledgments and Stipulations. Each Obligor acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Obligor are legal, valid and binding obligations of such Obligor that are enforceable against such Obligor in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Obligor); the security interests and liens granted by such Obligor in favor of Administrative Agent are duly perfected security interests and Liens, with the priority required by the Loan Documents; and as of the close of business on May 22, 2012, the outstanding principal amount of the Loans totaled $11,000,000 and the undrawn face amount of Letters of Credit totaled $28,868,846.20.
5.    Representations and Warranties. Each Obligor represents and warrants to Administrative Agent and Lenders, to induce Administrative Agent and the applicable Lenders to enter into this Amendment, that no Default or Event of Default exists immediately prior to and immediately after giving effect to this Amendment; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate or limited liability company action, as applicable, on the part of Obligors and this Amendment has been duly executed and delivered by Obligor; and all of the representations and warranties made by Obligors in the Loan Agreement are true and correct in all material respects on and as of the effective date of this Amendment (except for representations and warranties that expressly relate to an earlier date).
6.    Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.
7.    Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.
8.    Conditions Precedent. The effectiveness of the amendments set forth in Section 2 of this Amendment is subject to the satisfaction of each of the following conditions precedent, in form and substance reasonably satisfactory to Administrative Agent, unless satisfaction thereof is specifically waived in writing by Administrative Agent:
(a)    No Default or Event of Default shall exist either before or after giving effect

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to the terms of this Amendment;
(b)    No Material Adverse Effect of the type described in clause (a) of the definition thereof in the Loan Agreement shall have occurred before, and none shall occur immediately after, giving effect to the terms of this Amendment;
(c)    Borrowers shall have Availability equal to or greater than $100,000,000 both before and immediately after giving effect to the terms of this Amendment;
(d)    Administrative Agent shall have received a duly signed counterpart (which may be in electronic form transmitted via email, with originals to follow) of this Amendment from each Obligor and each Lender and such other documentation relating to the transactions referenced in this Amendment, in each case, in form and substance reasonably satisfactory to Administrative Agent, MLPF&S, Borrowers and their respective counsels;
(e)    Administrative Agent shall have received an opinion of counsel for Borrowers and Guarantors, in form and substance reasonably satisfactory to Administrative Agent, regarding the absence of any conflict between this Amendment and the new Indenture relating to $300,000,000 in 6.75% unsecured notes of Spectrum due March 15, 2020; and
(f)    Administrative Agent, MLPF&S and Lenders shall have received payment of all fees and, to the extent invoiced at least 2 Business Days prior to the date of this Amendment, expenses to be paid by Borrowers to them on the date of this Amendment as provided in the Fee Letter and herein.
9.    Expenses of Administrative Agent. Obligors agree to pay, on demand, all costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Administrative Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.
10.    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.
11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
12.    No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any other Loan Document, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.
13.    Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

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14.    Further Assurances. Each Obligor agrees to take such further actions as Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.
15.    Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.
16.    Release of Claims. To induce Administrative Agent and each Lender to enter into this Amendment, each Obligor hereby releases, acquits and forever discharges Administrative Agent and each Lender, and all officers, directors, agents, employees, successors and assigns of Administrative Agent and each Lender from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Obligor now has or has ever had against Administrative Agent or any Lender arising under or in connection with any of the Loan Documents or otherwise. Each Obligor represents and warrants to Administrative Agent and each Lender that such Obligor has not transferred or assigned to any Person any claim that such Obligor ever had or claimed to have against Administrative Agent or any Lender.
17.    Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.
OBLIGORS:

SB/RH HOLDINGS, LLC
SPECTRUM BRANDS, INC.
DB ONLINE, LLC
SCHULTZ COMPANY
TETRA HOLDING (US), INC.
UNITED INDUSTRIES CORPORATION
UNITED PET GROUP, INC.
ROV HOLDING, INC.
ROVCAL, INC.
SPECTRUM NEPTUNE US HOLDCO CORPORATION
APN HOLDING COMPANY, INC.
APPLICA AMERICAS, INC.
APPLICA CONSUMER PRODUCTS, INC.
APPLICA MEXICO HOLDINGS, INC.
HP DELAWARE, INC.
HPG LLC
SALTON HOLDINGS, INC.
TOASTMASTER INC.
SEED RESOURCES, L.L.C.

By: __________________________________
Name:________________________________
Title:_________________________________

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LENDERS:

BANK OF AMERICA, N.A.

By:________________________________
Name: _____________________________
Title: ______________________________
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:________________________________
Name: _____________________________
Title: ______________________________
DEUTSCHE BANK TRUST COMPANY AMERICAS

By:________________________________
Name: _____________________________
Title: ______________________________

By:________________________________
Name: _____________________________
Title: ______________________________
REGIONS BANK

By:________________________________
Name: _____________________________
Title: ______________________________
SUNTRUST BANK

By:________________________________
Name: _____________________________
Title: ______________________________
WELLS FARGO CAPITAL FINANCE, LLC

By:________________________________
Name: _____________________________
Title: ______________________________
GENERAL ELECTRIC CAPITAL CORPORATION

By:________________________________
Name: _____________________________
Title: ______________________________
BMO HARRIS BANK, N.A.

By:________________________________
Name: _____________________________
Title: ______________________________
RBS ASSET FINANCE, INC.,
through its division RBS Business Capital

By:________________________________
Name: _____________________________
Title: ______________________________

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:________________________________
Name: _____________________________
Title: ______________________________

SCHEDULE 1.1(a)
Revolver Commitments

Lender                        Revolver Commitment
Bank of America, N.A.                $65,000,000
Regions Bank                    $40,000,000
Credit Suisse AG, Cayman Islands Branch    $30,000,000
Deutsche Bank Trust Company Americas    $30,000,000
BMO Harris Bank, N.A.            $30,000,000
SunTrust Bank                    $30,000,000
Wells Fargo Capital Finance, LLC        $30,000,000
RBS Asset Finance, through its division
RBS Business Capital                $30,000,000

General Electric Capital Corporation        $15,000,000
TOTAL                    $300,000,000.00

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